Exhibit 4.11












     ______________________________________________________________________


              HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

                                       and

                             TAMPA ELECTRIC COMPANY

     ______________________________________________________________________


                SECOND SUPPLEMENTAL INSTALLMENT PURCHASE CONTRACT

     ______________________________________________________________________

                            Dated as of June 1, 1983

     ______________________________________________________________________

                                   Relating to
                         Pollution Control Revenue Bonds
                        (Tampa Electric Company Project)

























                                                               Exhibit 4.11





                SECOND SUPPLEMENTAL INSTALLMENT PURCHASE CONTRACT

          This  SECOND SUPPLEMENTAL INSTALLMENT PURCHASE CONTRACT, dated as
     o f June 1, 1983 (the "Second Supplemental Contract") to the INSTALLMENT PURCHASE CONTRACT, dated as of August 1, 1981 (the "Original Contract"), as supplemented and amended by the First Supplemental Installment Purchase Contract, dated as of May 1, 1982, (the "First Supplemental Contract") and an Amendment to Exhibit A of the Installment Purchase Contract (the "Amendment to Exhibit A"), dated April 7, 1983 (said Original Contract as so amended, together with this Second Supplemental Contract, being herein called the
     "Contract"), by and between the HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a public body corporate and politic the State of Florida (the "issuer"), and TAMPA ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Florida:

                              W I T N E S S E T H:

          In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be a debt, liability or obligation of any authority or county or of the State of Florida or any political subdivision thereof, except to the extent that the Bonds hereinafter mentioned shall be limited obligations of the Issuer, payable solely out of moneys derived from the Contract and the Bonds referred to therein):




























                                                               Exhibit 4.11




                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

          Section  1.1.    Definitions.  (a) All words and terms defined in
     Section 1.1 of the Original Contract and in Section 1.1 of the First Supplemental Contract shall have the same meanings in this Second Supplemental Contract unless otherwise specifically defined herein.

          (b) In addition to words and terms elsewhere defined in this Second Supplemental Contract, the following words and terms shall have the following meanings:

          "Amendment to Exhibit A" means the Amendment to Exhibit A of the Installment Purchase Contract, dated April 7, 1983, by and between the H i llsborough County Industrial Development Authority and Tampa Electric Company.

          "Collateral" means, collectively, the pollution control facilities described in Exhibit A to the Contract a copy of the current form of which Exhibit A is attached hereto and each component thereof which has been or will be acquired by the Company from the Issuer.

          "Contract" means the Original Contract, as amended by the First Supplemental Contract and the Amendment to Exhibit A, together with this Second Supplement Contract and any other supplements and amendments thereto permitted by the Indenture.

          "First Mortgage" means the Indenture of Mortgage, dated as of August 1, 1946, as supplemented, from the Company to State Street Bank and Trust Company, (formerly State Street Trust Company) and Flagship Bank of Tampa (formerly First Savings & Trust Company of Tampa), trustees.

          "First Supplemental Contract" means the First Supplemental Installment Purchase Contract, dated as of May 1, 1982, by and between the Hillsborough County Industrial Development Authority and Tampa Electric Company.

          "First Supplemental Indenture" means the First Supplemental Trust Indenture, dated, as of May 1, 1983, by and between the Hillsborough County Industrial Development Authority and Exchange Bank and Trust Company of Florida (now NCNB National Bank of Florida).

          " I ndenture" means the Original Indenture, as amended and supplemented by the First Supplemental Indenture, together with the Second supplemental Indenture, pursuant to which (i) the Bonds are authorized to be issued and (ii) the Issuer's rights under the Contract (except the Issuer's rights under Sections 5.1 (c) and 9.4 hereof to payment of certain costs and expenses and under Section 7.4 hereof to indemnification), including the subordinated security interest in the Collateral and the Purchase Price Installments and



                                                              Exhibit 4.11

     other revenues and proceeds receivable by the Issuer from the sale of the Project, are pledged and assigned as security for the payment of principal of and premium, if any, and interest on the Bonds, as amended or supplemented by any amendments or supplements permitted thereby.

          "Original Contract" means the Installment Purchase Contract, dated as of August 1, 1981, by and between the Hillsborough County Industrial Development Authority and Tampa Electric Company.

          "Original Indenture" means the Trust Indenture, dated as of August 1, 1981, by and between the Hillsborough County Industrial Development Authority and Exchange Bank and Trust Company of Florida, Tampa, Florida (now NCNB National Bank of Florida).

          "Second Supplemental Contract" means this Second Supplemental Installment Purchase Contract, as amended and supplemented by any amendments and supplements hereto permitted by the Indenture.

          "Second Supplemental Indenture" means the Second Supplemental Trust Indenture, dated as of June 1, 1983, by and between the Hillsborough County Industrial Development Authority and NCNB National Bank of Florida (formerly, Exchange Bank and Trust Company of F l orida), Tampa, Florida, as amended and supplemented by any amendments and supplements thereto permitted by the Indenture.

          "Subordinated Security Interest" means the subordinated security interest in the Collateral created by Section 5.3 hereof.

          Section 1.2. Rules of Construction. The rules of construction set forth in Section 1.2 of the Original Contract shall be applicable to this Second Supplemental Contract.



























                                                               Exhibit 4.11


                                   ARTICLE II

                                 REPRESENTATIONS

          Section 2.1 Representations by the Issuer. The Issuer makes the following representations, as of the date of delivery of this Second Supplemental Contract:

               (a) The Issuer is duly authorized under the provisions of t h e Act to enter into, execute and deliver this Second Supplemental Contract, to undertake the transactions contemplated by this Second Supplemental Contract and to carry out its obligations hereunder, and the Issuer has duly authorized the execution and delivery of this Second Supplemental Contract; and

               (b) The Issuer has heretofore agreed to cause the completion of the acquisition, construction and installation of the Project, pursuant to the terms and conditions expressed in the Contract, all for the purpose of promoting effective and efficient pollution control throughout the State of Florida.

          Section 2.2 Representations by the Company. The Company makes the following representations, as of the date of delivery of this Second Supplemental Contract:

               (a) The Company is a corporation organized and existing under the laws of the State of Florida and has power to enter into this Second Supplemental Contract;

               (b) By proper corporate action, the officers executing and attesting this Second Supplemental Contract have been duly authorized to execute and deliver this Second Supplemental Contract;

               (c) Neither the execution or delivery of this Second Supplemental Contract nor the consummation of the transactions contemplated herein, nor the fulfillment of or compliance with the terms hereof will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Restated Articles of Incorporation, its by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which it is bound;















                                                               Exhibit 4.11


               (d) All necessary authorizations, approvals, consents and other orders of any governmental authority or agency for the execution and delivery by the Company of this Second Supplemental Contract have been obtained and are in full force and effect.






















































                                                               Exhibit 4.11



                                   ARTICLE III

                            AMENDMENT AND SUPPLEMENT

          Section 3.1 Creation of Subordinated Security Interest. Article V of the Original Contract as is hereby amended by adding at the end thereof a new Section 5.3 as follows:

          "Section 5.3. Creation of Subordinated Security Interest. As security for the performance by the Company of its obligations under
     Section 5.1(a) hereof, the Company hereby grants to the Issuer a subordinated security interest in the Collateral and in each component thereof which has been or will be acquired hereunder by the Company from the Issuer. It is agreed that the security interest hereby granted (including the Issuer's rights of possession or repossession of  the  Collateral  or any rights conferred upon the Issuer under the
     Uniform Commercial Code of the State of Florida or otherwise) is hereby made, and shall at all times be, subject to (i) the rights of the holders of the First Mortgage Bonds (as defined in the First Mortgage) of the Company issued ad outstanding or to be issued under, and the lien of the First Mortgage and (ii) any future security interest or lien created to secure any indebtedness or other obligations of the Company now existing or hereinafter issued or incurred  under  any  indenture  or  other  instrument which expressly provides that any such security interest or lien securing such indebtedness or obligations shall be superior to the security interest hereby granted; provided that nothing in said First Mortgage or in such other instrument or indenture or in this Section 5.3 shall affect or diminish the obligations of the Company under Section 5.1 (a) hereof. Such security interest shall remain in effect until the Company shall have satisfied its obligations under Section 5.1(a) hereof at which time the Issuer shall cause the execution and delivery to the Company of such documents as shall be necessary to effect or evidence the termination of such security interest."

          S e c t ion 3.2. Execution of Counterparts. This Second S u pplemental Installment Purchase Contract maybe simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


















                                                               Exhibit 4.11

          IN WITNESS WHEREOF, the Issuer and the Company have caused this Second Supplemental Contract to be executed in their respective names by their duly authorized officers and their respective seals to be hereunto affixed and attested by their duly authorized officers for and on their behalves and the Trustee has consented to this Second Supplemental Contract all as of the date first above written.

                                             HILLSBOROUGH COUNTY INDUSTRIAL
                                                  DEVELOPMENT AUTHORITY


                                             By ____________________________
                                                Chairman of the Hillsborough
                                                County Industrial Development
                                                Authority

     OFFICIAL SEAL

     Attest:


     ______________________________
     Asst. Secretary

                                             Approved by General Counsel to
                                             the   Hillsborough  Industrial
                                             Development  Authority  as  to
                                             form and legal sufficiency


                                             By ____________________________
                                                Warren M. Cason, Esq.






















                                                              Exhibit 4.11

                                             TAMPA ELECTRIC COMPANY


                                             By _____________________________
                                                 Senior  Vice  President-
                                                  Finance
     CORPORATE SEAL

     Attest:


     ____________________________
     Secretary

                                             CONSENT:

                                             NCNB NATIONAL BANK OF FLORIDA
                                                  Trustee


                                             By _____________________________
                                                Vice President



































                                                             Exhibit 4.11


     STATE OF FLORIDA         )
                              )  ss.:
     COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this 22 day of June, 1983, by SAMUEL I. LATIMER, the Chairman of the Hillsborough County Industrial Development Authority, the public body corporate and politic and public instrumentality described in and which executed the above instrument.



     ________________________________
                                                       Notary Public

     (NOTARIAL SEAL)                         My commission expires:


     STATE OF FLORIDA         )
                              )  ss.:
     COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this 22 day of June, 1983, by Ellswotth G. Simmons, Asst. Secretary of the Hillsborough County Industrial Development Authority, the public body corporate ad politic and public instrumentality described in and which executed the above instrument.



     ________________________________
                                                       Notary Public

     (NOTARIAL SEAL)                         My commission expires:
























                                                            Exhibit 4.11



     STATE OF FLORIDA         )
                              )  ss.:
     COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this 23 day of June, 1983, by J.K. TAGGART, a Senior Vice President of Tampa Electric Company, on behalf of said corporation.



     ________________________________
                                                       Notary Public


     (NOTARIAL SEAL)                         My commission expires:



     STATE OF FLORIDA         )
                              )  ss.:
     COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this 23 day of June, 1983, by J.E. SPROULL, the Secretary of Tampa Electric Company, on behalf of said corporation.



     ________________________________
                                                       Notary Public


     (NOTARIAL SEAL)                         My commission expires:






















                                                              Exhibit 4.11



                                                                 EXHIBIT A


                           DESCRIPTION OF THE PROJECT

          The Project referred to in the Installment Purchase Contract to which this Exhibit A is attached consists of certain pollution control facilities to be acquired, constructed and installed at Unit No. 4 of the Big Bend Station of Tampa Electric Company in Hillsborough County, Florida, more particularly described as follows:

     BIG BEND UNIT NO. 4

          A.   Electrostatic Precipitator

               Particulate control for Big Bend Unit No. 4 will be a c c omplished by the use of a rigid frame electrostatic precipitator. The precipitator is designed for a 99.7+%
          p a rticulate removal efficiency and includes the following associated equipment: ductwork and breaching, structural steel, foundations, pilings, hoppers/hopper heat tracing and electrical power and control devices.

               1.   Precipatator Flyash Storage Silo

                    This silo is a cylindrical tank supported by structural
               steel columns. The associated equipment includes bag filter, vent controls, weigh scale, pumps, supporting structural steel, foundations and piling.

               2.   Storage Ponds

                    Earthen storage ponds with dikes to a maximum elevation
               of 35 feet will be provided for the storage of flyash in the event flyash cannot be marketed. These ponds will be lined to protect the ground water systems from leachate.

               3.   Piping

                    This  item  consists of the necessary piping, pumps and
               c o ntrols to convey the precipitator flyash from the precipitator hoppers by way of a dry vacuum system to the flyash silo. From dry flyash silo, flyash is transported wet by way of piping to the above noted flyash storage ponds.












                                                             Exhibit 4.11



          B.   Bottom Ash Removal

               1.   Hoppers

                    Steel hoppers collect ash which falls out the bottom of
               the pulverized fuel furnace. Included with the bottom ash h o p per are the necessary structural steel supports, foundations, pilings, and associated electrical controls.

               2.   Ponds

                    Bottom  ash  storage  ponds are provided for storage of
               the collected bottom ash. The initial or primary settling pond receives the water from the ash hoppers. This water is then decanted and recycled to the plant for reuse. After the primary ponds are filled, they will be hydraulically dredged to a more permanent long term storage pond. The primary decanting or settling receiving ponds will be lined; the larger more permanent bottom ash storage pond will be unlined.

               3.   Piping

                    This  item  includes the necessary piping to sluice the
               bottom  ash  slurry  from  the  hoppers  to  the  bottom ash receiving ponds. Also included are the piping and pumps required to return the water to the plant for reuse in this ash system.

          C.   Flue Gas Desulfurization System (FGD System)

               1.   Description of System

                    The type of FGD System selected for Big Bend Unit No. 4
               is a two stage forced oxidation limestone regenerable system designed to have an efficiency between eighty-five to ninety percent (85%-90%). The FGD System consists of three (3) modules with one (1) spare. The modules will consist of booster fans, quenchers, absorbers, absorber feed tank, associated piping and pumps. Reheat fans and a reheater are provided to reheat the exiting gas flow from the FGD System to provide the necessary buoyancy and drying requirements for the exiting stack gas.

               2.   Limestone Preparation

                    Included  with  the  FGD  System  are the raw limestone
               facilities required for receiving, unloading, grinding, preparation, and transfer of limestone to the FGD System proper. The limestone unloading and handling system
               i n cludes all necessary controls, structural supports, foundations and piling required.

               3.   FGD Waste Handling


                                                             Exhibit 4.11

                    Another  major  portion  of the FGD System is the waste
               handling facility. This system includes a building which houses the necessary dewatering, separation, treatment equipment and is for processing the gypsum waste from the FGD System, plus transfer facilities for moving the gypsum from the waste handling building to the on-site storage area. This area includes a stacking system and the necessary ponding and containment ditches for the gypsum pile runoff.

          D.   Liquid Waste Treatment

               The waste treatment system for Big Bend Unit no. 4 will be an extension of the existing waste treatment systems for Big Bend Units No. 1, 2 and 3. The floor drains are collected and transferred to a common reinforced concrete transfer sump with all necessary pumping and piping and then transported to an existing settling pond before return to the plant for use as recycle water for equipment wash down.

          E.   Fine Mesh Screens

               Fine mesh traveling water screens and associated equipment will be installed in the circulating water system to remove small marine organisms from the circulating water system. The caught organisms will be collected with a low pressure screenwash and returned via a flume to Tampa Bay.

          F.   Sanitary Waste Streams

               A d ditional sanitary water treatment capacity will be installed with Unit No. 4. The discharge from this system will be piped to the waste water transfer sump described above.


























                                                               Exhibit 4.11


              BIG BEND UNIT NO. 4 COAL HANDLING AND BLENDING SYSTEM

                    A.   Coal Pile Runoff System Modifications

                         The  existing  coal  pile runoff collection system
                    will be modified so as to collect the runoff from the extended and modified coal handling and blending system. The collected runoff water will be monitored prior to returning this water to the bay.

                    B.   Dust Suppression Equipment

                         Dust suppression equipment will be provided at all
                    major transfer points in the newly installed coal h a ndling and blending system. This suppression equipment will consist of either water sprays and/or vacuum type bag filters. A dust suppression system will also be included in the tripper room over the top of the blending bins.







































                                                                Exhibit 4.11








     _____________________________________________________________________

              HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

                                       and

                         NCNB NATIONAL BANK OF FLORIDA,

                                                       Trustee

                       ___________________________________
                       SECOND SUPPLEMENTAL TRUST INDENTURE

                            Dated as of June 1, 1983

                                _________________





                                   Relating to

                         Pollution Control Revenue Bonds
                        (Tampa Electric Company Project)


























                                                                Exhibit 4.11

                       SECOND SUPPLEMENTAL TRUST INDENTURE

          THIS SECOND SUPPLEMENTAL TRUST INDENTURE, dated as of June 1, 1983 (herein called the "Second Supplemental Indenture") to the TRUST INDENTURE, dated as of August 1, 1981 (herein called the "Original Indenture"), as supplemented and amended by the First Supplemental Trust Indenture (herein called the "First Supplemental Indenture"), dated as of May 1, 1982 (said trust indenture as so amended and, together with this Second Supplemental Indenture and any supplements and amendments thereafter, being herein called the "Indenture"), by and between the HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a public body corporate and politic and a public instrumentality created pursuant to the laws of the State of Florida (herein called the "Issuer"), and NCNB NATIONAL BANK OF FLORIDA (formerly, Exchange Bank and Trust Company of Florida) a national banking association duly organized and existing under the laws of the United States of America and having its principal office in the City of Tampa, Florida, which is authorized under such laws to exercise corporate trust powers and is subject to examination by federal authorities (said banking association and any bank or trust company becoming successor trustee under the Indenture, being herein called the "Trustee").

                              W I T N E S S E T H:

          WHEREAS, the Issuer is authorized by Part III of Chapter 159, Florida Statutes, as amended (herein called the "ACT"), to finance and refinance capital projects including industrial and manufacturing plants and pollution control facilities with appurtenant facilities for the purpose of promoting effective and efficient pollution control throughout the State of Florida and including pollution control facilities or devices incorporated as a part of any project and to issue revenue bonds payable solely from revenues derived from the sale, operation or leasing of such capital projects; and

          W H E R E AS, the Issuer has heretofore made the necessary a r r a ngements with Tampa Electric Company (herein called the "Company"), a corporation duly organized and existing under the laws of the State of Florida, for the acquisition, construction and installation by the Issuer of the "Project", as described in Exhibit A to the Contract (hereinafter mentioned), which Project is of the character of projects permitted by, and will accomplish the purposes of, the Act; and
















                                                               Exhibit 4.11

          WHEREAS, the Issuer has entered into an Installment Purchase Contract, dated as of August 1, 1981, (herein called the "Original Contract"), as amended and supplemented by a First Supplemental
     Installment Purchase Contract, dated as of May 1, 1982, and an Amendment to Exhibit A of the Installment Purchase Contract (herein called the "Amendment to Exhibit A"), dated April 7, 1983 (said
     Original Contract, as so amended and as supplemented by the Second Supplemental Installment Purchase Contract hereinafter mentioned and a n y other amendments or supplements thereto permitted by the Indenture, being herein called the "Contract"), with the Company, pursuant to which the Issuer has sold to the Company, and the Company has purchased from the Issuer, all the Issuer's rights, title and interest in the Project at a purchase price which, together with the interest thereon, is payable in installments (herein called the "Purchase Price Installments") in amounts sufficient to pay the principal of and premiums, if any, and interest on the Bonds issued to pay a portion of the Cost (as defined in the Contract) of the Project; and

          WHEREAS, for the purpose of providing funds to pay a portion of the Cost of the Project, the Issuer heretofore authorized, pursuant to a resolution duly adopted on May 11, 1981, the issuance of not exceeding $250,000,000 aggregate principal amount of its Hillsborough County Industrial Development Authority Pollution Control Revenue Bonds (Tampa Electric Company Project; and

          WHEREAS, pursuant to resolutions duly passed and adopted by the Issuer on May 11, 1981 and August 5, 1981, the Issuer determined to issue and sell, pursuant to Section 208 of the Indenture, a series of said revenue bonds, designated "Pollution Control Revenue Bonds (Tampa Electric Company Project), Series "A", dated as of August 1, 1981 (said bonds being herein called the "Series A Bonds"), in the aggregate principal amount of $25,000,000 and to reserve the remaining $225,000,000 of said revenue bonds for future issuance; and

          WHEREAS, pursuant to a resolution duly passed and adopted on April 28, 1982, the Issuer determined to issue and sell, pursuant to
     Section 209 of the Indenture, a series of revenue bonds, designated "Pollution Control Revenue Bonds (Tampa Electric Company Project), Series "B", dated as of May 1, 1982, in the aggregate principal amount of $100,000,000 and to reserve the remaining $125,000,000 of said revenue bonds for future issuance; and
















                                                              Exhibit 4.11

          WHEREAS, the Issuer will enter into a Second Supplemental Installment Purchase Contract, dated as of June 1, 1983 (herein called the "Second Supplemental Contract") with the Company, pursuant to which the Company will grant to the Issuer to the extent described in the Second Supplemental Contract a subordinated security interest in the Collateral as defined in the Second Supplemental Contract (herein called the "Subordinated Security Interest"); and

          WHEREAS, the execution and delivery of this Second Supplemental Indenture and the Second Supplemental Contract have been duly authorized by a resolution of the Issuer, as permitted by Articles XI and XII of the Indenture; and

          WHEREAS, all acts, conditions and things required by the Constitution and laws of the State of Florida to happen, exist and be performed precedent to and in the execution and delivery of this Second Supplemental Indenture and the Second Supplemental Contract have happened, exist and have been performed as so required in order to make the Original Indenture, as amended by the First Supplemental Indenture and this Second Supplemental Indenture, a valid and binding trust indenture for the security of the Bonds in accordance with its terms and in order to make the Original Contract, as amended by the First Supplemental Contract, the Amendment to Exhibit A and the Second Supplemental Contract, a valid and binding installment purchase contract in accordance with its terms; and

          WHEREAS, the Trustee has accepted the trusts created by this Second Supplemental Indenture and in evidence thereof has joined in the execution hereof;

          N O W , THEREFORE, THIS SECOND SUPPLEMENTAL TRUST INDENTURE WITNESSETH, that in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and also for and in consideration of the sum of One Dollar ($1.00) to the Issuer in hand paid by the Trustee at or before the execution and delivery of this Second Supplemental Indenture, the receipt of which is hereby acknowledged, and in order further to secure the payment of the principal of all the Bonds at any time issued and outstanding hereunder and the premium, if any, and the interest thereon according to their tenor, purport and effect, and in order further to secure the performance and observance of all the covenants, agreements and conditions therein and herein contained, the Issuer has executed and delivered this Second Supplemental Indenture and has pledged and assigned and does hereby pledge and assign to the Trustee its Subordinated Security Interest in the Collateral, all as security for the payment of the Bonds and the premium, if any, and interest thereon and as security for the satisfaction of any other obligation assumed by it in connection with such Bonds, and it is so mutually agreed and covenanted by and between the parties hereto, for the equal and proportionate benefit and security, except as otherwise hereinafter expressly provided, of al and singular the present and future holders of the Bonds and the coupons appertaining thereto issued and to be i s s ued under this Indenture, without preference, priority or distinction as to lien or otherwise, except as otherwise hereinafter expressly provided, of any one Bond over any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise;



                                                             Exhibit 4.11

          PROVIDED, HOWEVER, that if, after the rights, title and interest of the Trustee in and to the estate pledged and assigned to it under the Indenture and this Supplemental Indenture shall have ceased, terminated and become void in accordance with Article XIII of the Indenture, and the principal of and premium, if any, and interest on all of the Bonds shall have been paid to the Bondholders and the bearers of interest coupons or shall have been paid to the Company pursuant to Section 505 of the Indenture, then the Indenture and all covenants, agreements and other obligations of the Issuer thereunder and hereunder shall cease, determine and be void, and thereupon the Trustee shall cancel and Issuer and the Company such instruments in writing as shall be required to evidence the discharge thereof; otherwise the Indenture is to be and shall remain in full force and effect.
          THIS SECOND SUPPLEMENTAL TRUST INDENTURE FURTHER WITNESSETH, and it is expressly declared that all Bonds issued and secured under the Indenture are to be issued, authenticated and delivered and all said Purchase Price Installments, revenues and other income and moneys hereby pledged and assigned, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, users and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective holders and owners, from time to time, of the Bonds or coupons, or any part thereof, as follows, that is to say:


































                                                             Exhibit 4.11


                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

          Section  101.    Definitions.    All  words  and terms defined in
     Section 1.1 of the Original Contract, as amended by the First Supplemental Contract, the Amendment to Exhibit A and the Second
     Supplemental Contract, and in the Original Indenture, as amended by the First Supplemental Indenture shall have the same meanings in this Second Supplemental Indenture, unless otherwise specifically defined herein. All terms used herein which are defined in the recitals hereto shall have the meanings there given to them unless the context otherwise requires.

          Section 102. Rules of Construction. The rules of construction set forth in Section 102 of the Original Indenture shall be applicable to this Second Supplemental Indenture.

                                   ARTICLE II

                                   SUPPLEMENT

          Section 201. Subordinated Security Interest. Article V of the Indenture is hereby amended by adding at the end thereof a new Section 507 as follows:

          "Section 507. Termination of Subordinated Security interest. Upon satisfaction by the Company of its obligations under Section 5.1
     (a) of the Contract, the Trustee shall cause the execution and delivery to the Company of such documents as shall be necessary to effect or to evidence the termination of the Subordinated Security Interest."


























                                                              Exhibit 4.11


          Section 202. Counterparts. This Second Supplemental Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Second Supplemental Indenture to be executed by its Chairman and its official seal to be impressed thereon and attested by its Secretary, and NCNB NATIONAL BANK OF FLORIDA (formerly, Exchange Bank and Trust Company of Florida) has caused this Second Supplemental Indenture to be executed by a Vice President and its corporate seal to be impressed thereon and attested by an Corporate Trust Officer for and on its behalf, all as of the date first above written.

                                             HILLSBOROUGH COUNTY INDUSTRIAL
                                                  DEVELOPMENT AUTHORITY


     (Seal)
     By______________________________
                                                       Chairman


                                             Approved by General Counsel
                                             to the Hillsborough County
                                             Industrial Development
     ___________________________             Authority
     Asst. Secretary



     By______________________________
                                                  Warren M. Cason, Esq.


                                             NCNB NATIONAL BANK OF FLORIDA



     By______________________________
     (Seal)

     Attest:



     ___________________________
     Corporate Trust Officer









                                                             Exhibit 4.11

     STATE OF FLORIDA         )
                              ) ss.:
     COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this 22 day of June, 1983, by SAMUEL I. LATIMER, the Chairman of the Hillsborough County Industrial Development Authority, the public body corporate and politic and public instrumentality described in and which executed the above instrument.



     ________________________________
                                                  Notary Public

     (NOTARIAL SEAL)                         My commission expires:


     STATE OF FLORIDA         )
                              ) ss.:
     COUNTY OF HILLSBOROUGH   )

          The  foregoing  instrument was acknowledged before me this 22 day
     o f June, 1983, by Ellsworth G. Simmons, Asst. Secretary of Hillsborough County Industrial Development Authority, the public body corporate and politic and public instrumentality described in and which executed the above instrument.



     ________________________________
                                                  Notary Public

     (NOTARIAL SEAL)                         My commission expires:

























                                                               Exhibit 4.11

     STATE OF FLORIDA         )
                              ) ss.:
     COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this June 23, 1983, by EDGAR L. TROCKE a Vice President of NCNB NATIONAL BANK OF FLORIDA, the national banking association described in and which executed the above instrument on behalf of said national banking association.



     ________________________________
                                                  Notary Public

                                             My commission expires:

     (NOTARIAL SEAL)



     STATE OF FLORIDA         )
                              ) ss.:
     COUNTY OF HILLSBOROUGH   )

          The foregoing instrument was acknowledged before me this June 23, 1983, by RENEE COCHELL, a Corporate Trust Officer of NCNB NATIONAL BANK OF FLORIDA, the national banking association described in and which executed the above instrument on behalf of said national banking association.



     ________________________________
                                                  Notary Public

                                             My commission expires:

     (NOTARIAL SEAL)

















